Exhibit 99.48

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1998
           Series 1998-14, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.340778
                                                      -------------------------
       Weighted average maturity                                        355.59
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                      Principal
              Principal Per        Prepayments Per   Interest Per
      Class    Certificate           Certificate      Certificate   Payout Rate
      -----    -----------           -----------      -----------   -----------
       R      $  1000.00000000     $ 930.50000000  $ 34.66666667   % 41.60000000
       PO     $     1.06372631     $   0.18917467  $  0.00000000   %  0.00000000
       A1     $     5.13040309     $   4.77413010  $  5.20833331   %  6.24999997
       A2     $     0.00000000     $   0.00000000  $  5.29166662   %  6.34999995
       A3     $     0.00000000     $   0.00000000  $  5.29166796   %  6.35000156
       A4     $     3.44213564     $   3.20310188  $  5.41666658   %  6.49999989
       A5     $   103.93179737     $  96.71441268  $  5.53999994   %  6.64799992
       A6     $   103.93179702     $  96.71441309  $  6.08400035   %  7.30080042
       A9     $    14.68880155     $  18.90314027  $  5.62500065   %  6.75000078
       A10    $    11.33080696     $  10.54395642  $  5.62500007   %  6.75000008
       A11    $     5.13040317     $   4.77413005  $  5.16666653   %  6.19999984
       A12    $     3.52521520     $   3.28041210  $  5.41666670   %  6.50000004
       A7     $     0.00000000     $   0.00000000  $  6.88000000   %  8.25600000
       A8     $     0.78685282     $   0.73221059  $  5.62500291   %  6.75000349
       RL     $  1000.00000000     $ 930.50000000  $  5.66666667   %  6.80000000
       M      $     0.78685094     $   0.00000000  $  5.62500019   %  6.75000023
       B1     $     0.78685036     $   0.00000000  $  5.62499926   %  6.74999911
       B2     $     0.78685099     $   0.00000000  $  5.62500079   %  6.75000095
       B3     $     0.78685292     $   0.00000000  $  5.62500059   %  6.75000071
       B4     $     0.78685292     $   0.00000000  $  5.62499584   %  6.74999501
       B5     $     0.78684759     $   0.00000000  $  5.62499972   %  6.74999966

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       A9              $      43,509.38
       A7              $     343,750.00

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            42,733.11
                                                               -----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       520,183,329.59
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,619
                                                               -----------------
       3.
      Beginning Aggregate Class  Ending Aggregate         Ending
        Certificate Principal   Class Certificate   Single Certificate
Class          Balance          Principal Balance        Balance         Cusip
-----          -------          -----------------        -------         -----
R     $               60.00  $                0.00  $           0.00   36157RRJ6
PO    $          865,655.00  $          864,734.18  $         998.94   GEC9814PO
A1    $       65,519,000.00  $       65,182,861.12  $         994.87   36157RQW8
A2    $       78,008,000.00  $       78,008,000.00  $       1,000.00   36157RQX6
A3    $        2,572,000.00  $        2,572,000.00  $       1,000.00   36157RQY4
A4    $       37,703,000.00  $       37,573,221.16  $         996.56   36157RQZ1
A5    $       34,035,930.00  $       30,498,514.62  $         896.07   36157RRA5
A6    $        6,302,950.00  $        5,647,873.08  $         896.07   36157RRB3
A9    $        7,735,000.00  $        7,621,382.12  $         985.31   36157RRE7
A10   $       70,809,000.00  $       70,006,676.89  $         988.67   36157RRF4
A11   $       24,605,000.00  $       24,478,766.43  $         994.87   36157RRG2
A12   $      100,000,000.00  $       99,647,478.48  $         996.47   36157RRH0
A7    $       75,000,000.00  $       75,343,750.00  $       1,004.58   36157RRC1
A8    $        1,719,000.00  $        1,717,647.40  $         999.21   36157RRD9
SUP   $      485,001,988.00  $      479,313,648.50  $         988.27   GE9814SUP
RL    $               60.00  $                0.00  $           0.00   36157RRK3
M     $        9,729,365.00  $        9,721,709.44  $         999.21   36157RRL1
B1    $        4,207,293.00  $        4,203,982.49  $         999.21   36157RRM9
B2    $        2,366,293.00  $        2,364,431.08  $         999.21   36157RRN7
B3    $        2,103,646.00  $        2,101,990.74  $         999.21   36157RSX4
B4    $        1,051,823.00  $        1,050,995.37  $         999.21   36157RSY2
B5    $        1,578,247.19  $        1,577,005.35  $         999.21   36157RSZ9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              21       Principal Balance $       7,861,112.94
                                --------                         ---------------
       2.   60-89 days
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       3.   90 days or more
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       4.   In Foreclosure
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       5.   Real Estate Owned
            Number              0        Principal Balance $               0.00
                                --------                         ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A5             %               6.64799992
                  A6             %               7.30080042

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.